Exhibit 31

                                  CERTIFICATION

I, Michael F. Holloran, certify that:

1.    I  have   reviewed   this  quarterly  report  on  Form  10-QSB  of   Intelligent Living Corp.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.    The small business issuer’s other certifying officer(s) and I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

      a.   designed  such  disclosure  controls and  procedures,  or caused such

           disclosure   controls  and   procedures  to  be  designed  under  our

           supervision,  to ensure  that  material  information  relating to the small business issuer, including its consolidated subsidiaries,

           is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b.   designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the  preparation of financial

           statements  for  external   purposes  in  accordance  with  generally

           accepted accounting principles;

      c.   evaluated the effectiveness of the small business issuer's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d.   disclosed  in this  report any change in the small business issuer's

           internal control  over   financial   reporting   that   occurred

           during  the small business issuer’s most recent  fiscal  quarter (the small business issuer's  fourth quarter  in  the  case  of an  annual

           report)  that  has  materially affected,   or  is  reasonably  likely

           to  materially   affect,  the small business issuer’s internal control

           over financial reporting; and

5.     The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the small business issuer's  auditors and the audit committee of the small business issuer's  board of directors (or persons performing the equivalent functions):

      a.   all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the small business issuer's ability to record, process, summarize and report financial information; and

      b.   any fraud, whether or not material, that involves management or other employees who have a significant  role in the small business issuer's internal control over financial reporting.

DATE: January 20, 2008                   /S/  Michael F. Holloran

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                                        Michael F. Holloran, Chief Executive

                                        Officer and Principal Financial Officer